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                                                                  EXHIBIT 10(an)

                       WYLE WARRANT RESCISSION AGREEMENT


        This WYLE WARRANT RESCISSION AGREEMENT (this "Agreement") is
                                                      ---------
made and entered into as of February 29, 1997, by and between Marshall Industries, a California corporation ("Marshall"), and Wyle Electronics, a
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California corporation ("Wyle").
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                                   RECITALS

        A. Marshall and Wyle are parties to that certain Limited Liability Company Agreement of Accord Contract Services LLC ("Accord") dated as of
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August 8, 1996 establishing Accord as a joint venture between Marshall and Wyle.

        B. In connection with the establishment of Accord, Marshall and Wyle entered into the following agreements: (1) that certain Warrant Agreement
(Wyle) dated as of August 8, 1996 (the "Wyle Warrant Agreement"), pursuant to
                                        ----------------------
which Wyle agreed to grant to Marshall certain warrants (the "Wyle Warrants") to
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purchase shares of Wyle's common stock, no par value (the "Wyle Common Stock"),
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upon the occurrence of certain events, and (2) that certain Registration Rights
Agreement (Wyle) dated as of August 8, 1996 (the "Wyle Registration Rights
                                                  ------------------------
Agreement," and, together with the Wyle Warrant Agreement, the "Wyle
---------                                                       ----
Agreements"), pursuant to which Wyle agreed to grant certain registration
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rights to Marshall in connection with the issuance of the Wyle Warrants.

        C. The effectiveness of the Wyle Agreements the delivery of a warrant certificate to Marshall in connection with the Wyle Warrant Agreement (the "Wyle
                                                                            ----
Certificate"), were conditioned upon the parties reaching agreement on an
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overall exit strategy that incorporated such agreements (and the Wyle
Certificate) in connection with the termination of Accord.

        D. The parties have reached an agreement on such exit strategy which does not incorporate the Wyle Agreements and which does not require the issuance or delivery of the Wyle Certificate.

        E.  Therefore, Marshall and Wyle desire to rescind the Wyle Agreements.

                                   AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the parties hereto agree as follows:

        1.  Rescission.  The parties hereto acknowledge and agree that each of
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the Wyle Agreements is hereby rescinded and shall be of no further force and effect. The parties hereto further acknowledge and agree that they each shall have no further rights, duties or obligations under any of the Wyle Agreements.

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        2. Cancellation of Warrant Certificate. The parties hereto acknowledge
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and agree that the Wyle Certificate shall be canceled and become null and void simultaneously with the execution of this Agreement. All benefits owed to any party and all duties imposed upon any party under the Wyle Certificate shall be canceled. The parties believe that the Wyle Certificate has not been delivered, however, if such Wyle Certificate has been delivered, then within ten (10) days of the effective date of this Agreement, Marshall shall return the original Wyle Certificate to Wyle with the word "CANCELED" printed on each page and initialed by the person(s) executing this Agreement on behalf of Marshall.

        3. Successors. This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective successors and assigns.

        4. Counterparts. This Agreement may be executed in counterparts, each of
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which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5. Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of California, without regard to otherwise governing principles of conflict of laws.

        6. Expenses. Any and all expenses incurred by any party due to the
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execution of this Agreement shall be the sole responsibility of that party.

        7. Entire Agreement. This Agreement contains the entire agreement
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between the parties with respect to the subject matter thereof and shall be binding upon their respective successors and assigns. This Agreement may not be altered or amended except with the written consent of all parties.



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        IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.


                                        MARSHALL INDUSTRIES
                                        a California corporation

                                        By: /s/ HENRY W. CHIN
                                           --------------------------------
                                        Name:  Henry W. Chin
                                        Title: Vice President
                                               and Chief Financial Officer


                                        WYLE ELECTRONICS,
                                        a California corporation


                                        By:  /s/ R. VAN NESS HOLLAND, JR.
                                           --------------------------------
                                        Name:  R. Van Ness Holland, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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